RACING CHAMPIONS ERTL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                ARTICLE 1 PURPOSE
                                -----------------

1.01.     Purpose.  The  Racing  Champions  Ertl Corporation Employee Stock
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Purchase  Plan  is  intended  to  provide  a  method whereby employees of Racing
Champions Corporation and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                             ARTICLE 2  DEFINITIONS
                             ----------------------

     For purposes of the Plan, unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

     (a) "Base Pay" means regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

     (b)  "Board"  means  the  Board  of  Directors  of  the  Company.

     (c) "Committee'' means the Committee of the Board which may be designated by the Board to administer the Plan pursuant to section 10.02, and which will consist of no fewer than two members of the Board.

     (d) "Common Stock" means the Company's Common Stock, par value $.01 per share.

     (e) "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company or any Subsidiary Corporation and is regularly scheduled to work more than 20 hours per week.


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     (f) "Fair Market Value" means, with respect to a share of Common Stock, the last sales price (or average of the quoted closing bid and asked prices if there is no last sales price reported) of a share of Common Stock as reported by the Nasdaq National Market (or by the principal market on which the Common Stock is then listed) on the date of valuation, if such date is a business day, or the immediately preceding business day, if such date is not a business day. In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board or the Committee.

     (g) "Participant" means any eligible Employee who elects to participate in this Plan as provided by Article 3.

     (h) "Payroll Deduction Account" means, with respect to each Participant, the amounts credited to the Participant's account from the payroll deductions made by the Participant under this Plan, less any amounts withdrawn from such account (for payment of Common Stock, payment to the Participant, payment of withholding and other taxes or amounts or payment of other obligations or amounts).

     (i) "Stock Account" means, with respect to each Participant, the number of whole shares of Common Stock credited under this Plan to the Participant's account. Dividends with respect to shares of Common Stock credited to a Participant's Stock Account shall be paid to the Participant and shall not be held in either the Participant's Stock Account or Payroll Deduction Account.

     (j)  "Subsidiary Corporation" means any present or future corporation which
(i) would be a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participant in the Plan by the Board or the Committee.

                    ARTICLE 3  ELIGIBILITY AND PARTICIPATION
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3.01.     Initial  Eligibility.  Any  Employee  who  has  completed  90  days'
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employment  and  is employed by the Company or any Subsidiary Corporation on the date his participation in the Plan is to become effective will be eligible to participate in offerings under the Plan which commence on or after such 90-day period has concluded.


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3.02.     Leave of Absence.  For purposes of participation in the Plan, a person
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on  leave  of  absence will be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee has returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, will terminate an Employee's participation in the Plan and right to exercise any option.

3.03.     Restrictions  on Participation.  Notwithstanding any provisions of the
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Plan  to  the  contrary, no Employee will be granted an option to participate in the  Plan:

     (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

     (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.04.     Commencement  of  Participation.  An  eligible  Employee  may become a
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Participant  by  completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Secretary of the Company on or before the date set therefor by the Board or the Committee, which date will be prior to the Offering Commencement Date for any Offering (as such terms are defined below) in which such Employee shall participate. Payroll deductions for a Participant will commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and will end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article 8.


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                              ARTICLE 4  OFFERINGS
                              --------------------

4.01.     Quarterly  Offerings.  The  Plan will be implemented by quarterly
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offerings of Common Stock (the "Offerings") commencing, respectively, on January
1, April 1, July 1 and October 1 of each year during the term of the Plan and terminating on March 31, June 30, September 30 and December 31 of such year, respectively. The first Offering under the Plan shall commence on October 1, 2002 and terminate on December 31, 2002. As used in the Plan, "Offering Commencement Date" means the August 1, January 1, April 1, July 1 or October 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the March 31, June 30, September 30 or December 31 as the case may be, on which the particular Offering terminates.

                          ARTICLE 5  PAYROLL DEDUCTIONS
                          -----------------------------

5.01.     Amount  of  Deduction.  At  the  time  a  Participant  files  his
          ---------------------
authorization for payroll deduction, he must elect to have deductions made from his pay on each payday during the time he is a Participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his Base Pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

5.02.     Participant's  Payroll Deduction Account.  All payroll deductions made
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for  a  Participant  will be credited to his Payroll Deduction Account under the
Plan. A Participant may not make any separate cash payment into such Payroll Deduction Account except when on leave of absence and then only as provided in section 5.04. No interest will be paid or allowed on any money paid into the Plan or credited to the Payroll Deduction Account of any Participant.

5.03.     Changes  in  Payroll  Deductions.  A  Participant  may discontinue his
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participation  in  the Plan as provided in Article 8, but no other change may be made during an Offering and, specifically, a Participant may not alter the amount of his payroll deductions for that Offering.

5.04.     Leave of Absence.  Subject to section 3.02, if a Participant goes on a
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leave  of  absence,  such  Participant  will  have  the  right to elect:  (a) to withdraw the balance in his or her Payroll Deduction Account pursuant to section 7.02, (b) to discontinue contributions to the Plan but remain a Participant in the Plan, or (c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.

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                          ARTICLE 6  GRANTING OF OPTION
                          -----------------------------

6.01.     Number  of  Option  Shares.  On  the  Commencement  Date  of  each
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Offering,  a  Participant  will  be  deemed  to  have  been granted an option to purchase a maximum number of whole shares of Common Stock equal to an amount determined as follows: an amount equal to (i) that percentage of the Participant's Base Pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Participant's Base Pay during the period of the Offering divided by (iii) the option price per share determined pursuant to section 6.02 below. A Participant's Base Pay during the period of an Offering will be determined by multiplying his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular Offering) by 13 or hourly rate by 520, as the case may be, provided that, in the case of a Participant who is a part time hourly Employee, the Participant's Base Pay during the period of an Offering will be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

6.02.     Option  Price.  The  option  price  of  Common  Stock  purchased  with
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payroll  deductions made during each Offering for a Participant therein shall be
90% of the Fair Market Value of the Common Stock on the Offering Commencement Date or the Offering Termination Date, whichever is lower.

                          ARTICLE 7  EXERCISE OF OPTION
                          -----------------------------

7.01.     Automatic Exercise.  Unless a Participant gives written notice to  the
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Company  as  hereinafter  provided,  his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his Payroll Deduction Account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to section 6.01), and any excess in his Payroll Deduction Account will be retained in his Payroll Deduction Account and carried over to the next Offering.

7.02.     Withdrawal  of  Payroll  Deduction Account.  By written notice  to the
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Secretary  of  the  Company,  at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions in his Payroll Deduction Account at such time.


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
7.03.     Fractional  Shares.  Fractional  shares  will  not be issued under the
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Plan  and  any  accumulated  payroll  deductions  which  would have been used to purchase fractional shares will be retained in the applicable Participant's Payroll Deduction Account and carried over to the next Offering.

7.04.     Transferability  of  Option.  During a Participant's lifetime, options
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held  by  such  Participant  will  be  exercisable  only  by  that  Participant.

7.05.     Stock Accounts.  The Company will open and maintain a Stock Account in
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the  name  of  each  Participant  to which will be credited all shares of Common
Stock purchased for the Participant's benefit. All shares held under the Plan will be registered in the name of the Plan, the Company or the Company's nominee, and will remain so registered until the shares are delivered to the Participant. The Participant shall have the right to sell all or any part of the shares held in the Participant's Stock Account, pursuant to procedures established by the Company. The Company may, in its discretion, with the consent and approval of the Board or the Committee, appoint a licensed security dealer, broker, or agent authorized to make purchases and sales of Common Stock under the Plan and to hold the shares of Common Stock to be held under the Plan pursuant to this Section 7.05.

7.06.     Delivery  of  Stock.  A  Participant  may  instruct  the  Company,  in
          -------------------
writing, at any time to deliver to the Participant a certificate, issued in the name of the Participant, representing any or all of the full shares of Common Stock held in the Participant's Stock Account. As soon as practicable after receiving such instructions, the Company shall cause the certificate to be mailed to the Participant. Such instruction to the Company, requesting delivery of a certificate, will not affect the Participant's status under the Plan unless the Participant also terminates his payroll deduction authorization.

7.07.     Voting  Rights.  The  Company  will  deliver  to  each  Participant as
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promptly  as  practicable,  by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders. The full shares of Common Stock in each Participant's Stock Account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Company or pursuant to any other method of voting available to holders of Common Stock. There will be no charge to the Participant for the Company's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

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

                              ARTICLE 8  WITHDRAWAL
                              ---------------------

8.01.     In  General.  As  indicated  in  section  7.02,  a  Participant  may
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withdraw  payroll deductions credited to his Payroll Deduction under the Plan at any time by giving written notice to the Secretary of the Company. All of the Participant's payroll deductions credited to his Payroll Deduction Account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by a Participant on the security of his accumulated payroll deductions as an election, under section 7.02, to withdraw such deductions.

8.02.     Effect  on  Subsequent Participation.  A Participant's withdrawal from
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any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.03.     Termination  of  Employment.  Upon  termination  of  the Participant's
          ---------------------------
employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his or her Payroll Deduction Account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under section  11.01.

8.04.     Termination  of  Employment  Due  to  Death.  Upon  termination of the
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Participant's  employment  because  of his death, his beneficiary (as defined in section 11.01) will have the right to elect, by written notice given to the Secretary of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the date of the death of the Participant, either:

     (a) to withdraw all of the payroll deductions credited to the Participant's Payroll Deduction Account under the Plan, or

     (b) to exercise the Participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant's Payroll Deduction Account at the date of the Participant's death will purchase at the applicable option price, and any excess in such Payroll Deduction Account will be returned to said beneficiary, without interest.


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
     In the event that no such written notice of election shall be duly received by the office of the Secretary of the Company, the beneficiary will automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's option.

8.05.     Leave  of Absence.  A Participant on leave of absence will, subject to
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the election made by such Participant pursuant to section 5.04, continue to be a
Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan will not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such Participant's participation in the Plan will terminate on whichever of such dates first occurs.

                                ARTICLE 9  STOCK
                                ----------------

9.01.     Maximum  Shares.  The  maximum   number  of  shares  of  Common  Stock
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which  may  be  issued  under  the  Plan,  subject to adjustment upon changes in capitalization of the Company as provided in section 11.04 is 500,000 shares. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article 6 exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as is practicable and as it determines to be equitable, and the balance of payroll deductions credited to the Payroll Deduction Account of each Participant under the Plan will be returned to him as promptly as possible.

9.02.     Participant's  Interest  in  Option Stock.  A Participant will have no
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interest  in  Common  Stock  covered  by  his  option until such option has been exercised.

9.03.     Registration  of  Stock.  Common  Stock  to  be  delivered  to  a
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Participant  under  the  Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Secretary of the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designate by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.


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
9.04.     Restrictions  on  Exercise.  The Board may, in its discretion, require
          --------------------------
as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option be duly listed, upon official notice of issuance, upon a stock exchange, and that either:

     (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares be effective, or

     (b) the Participant have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                           ARTICLE 10  ADMINISTRATION
                           --------------------------

10.01.     Administration.  The  Board  will  be  responsible  for administering
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the  Plan.  The  Board is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of this Plan shall be final and binding and conclusive for all purposes and upon all persons.

10.02.     The Committee.  At  the  discretion of the Board, this  Plan  may  be
           -------------
administered by a Committee which shall be a compensation committee of the Board. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final and binding and conclusive for all purposes and upon all persons.


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
                            ARTICLE 11  MISCELLANEOUS
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11.01.     Designation  of  Beneficiary.  A  Participant  may  file  a  written
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designation of a beneficiary who is to receive any shares of Common Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Secretary of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company will deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company will deliver such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the Participant under the Plan

11.02.     Transferability.  Neither  payroll  deductions  credited  to  a
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Participant's  Payroll  Deduction  Account  nor  any  rights  with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with section 7.02.

11.03.     Use of Funds.  All payroll deductions received or held by the Company
           ------------
under this Plan may be used by the Company for any corporate purpose and the Company will not be obligated to segregate such payroll deductions.

11.04.     Adjustment  Upon  Changes  in  Capitalization.
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     (a) If, while any options are outstanding, the outstanding shares of Common
Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Board or the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article 4 hereof will also be proportionately adjusted.

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

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board will take such steps in connection with such transactions as the Board deems necessary to assure that the provisions of this section 11.04 will thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

11.05.     Amendment  and  Termination.  The  Board will have complete power and
           ---------------------------
authority to terminate or amend the Plan; provided, however, that the Board will not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to section 11.04); or (ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan or permit the members of the Board or the Committee to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan may without the consent of a Participant then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Participant under such option.

11.06.     Effective Date.  The Plan will become effective as ofOctober 1, 2002,
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subject  to  approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the stockholders held on or before June 30, 2002. If the Plan is not so approved, the Plan will not become effective. The Plan will automatically terminate on July 1, 2007.

11.07.     No  Employment  Rights.  The  Plan  does not, directly or indirectly,
           ----------------------
create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.


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
11.08.     Effect  of Plan.  The provisions of the Plan will, in accordance with
           ---------------
its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

11.09.     Governing  Law.  The  law  of  the  State of Delaware will govern all
           --------------
matters relating to this Plan except to the extent it is superseded by the laws of the United States.

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